Exhibit 99.1

L BRANDS, INC. ANNOUNCES PUBLIC FILING OF FORM 10 REGISTRATION STATEMENT FOR PLANNED SEPARATION OF VICTORIA’S SECRET AND AVAILABILITY OF INVESTOR PRESENTATION

COLUMBUS, Ohio (June 21, 2021)— L Brands, Inc. (NYSE: LB) today announced the public filing of a Form 10 registration statement with the U.S. Securities and Exchange Commission in connection with the previously announced separation of the Victoria’s Secret business into an independent, public company. The new company, named Victoria’s Secret & Co., will include Victoria’s Secret Lingerie, PINK and Victoria’s Secret Beauty.

The filing provides detailed information on Victoria’s Secret’s business, strategy and historical financial results.

“Today’s filing is an important step toward creating two independent, public companies designed to thrive in an evolving retail environment,” said Andrew Meslow, Chief Executive Officer of L Brands. “We believe Victoria’s Secret and Bath & Body Works will achieve new levels of success and unlock significant value for all stakeholders by pursuing growth strategies best suited to each company's customer base and strategic objectives. I look forward to working with our exceptional Bath & Body Works team to continue to deliver category-leading product, engaging customer experiences and consistent results as we embark on our next chapter of growth. ”

Martin Waters, Chief Executive Officer, Victoria’s Secret, added, “This is an exciting time for all of us at Victoria’s Secret. The progress we have made over the last year underscores our commitment to driving profitable growth, creating new opportunities for our talented associates, and evolving our brand and products to reflect the diverse experiences, passions and perspectives of our customers. We look forward to building on our momentum as an independent, public company.”

As previously announced, the separation is currently expected to be completed in August 2021, subject to certain customary conditions, including final approval by the L Brands Board of Directors and effectiveness of the Form 10 registration statement.

The Form 10 registration statement is available at www.sec.gov under “Victoria’s Secret & Co.”  A presentation on the planned separation is available at www.lb.com.

ABOUT L BRANDS:

L Brands, through Bath & Body Works, Victoria’s Secret and PINK, is an international company.  The company operates 2,681 company-operated specialty stores in the United States, Canada and Greater China, in more than 700 franchised locations worldwide and through its websites worldwide.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this report or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this report or otherwise made by our company or our management:

•	the spin-off may not be consummated within the anticipated time period or at all;

•	disruption to our business in connection with the proposed spin-off and that we could lose revenue as a result of such disruption;

•	the spin-off may not be tax-free for U.S. federal income tax purposes;

•
a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses or that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off;

•	the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spin-off not occurred;

•
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;

•	the seasonality of our business;

•	divestitures or other dispositions, including a spin-off of Victoria’s Secret and related operations and contingent liabilities from businesses that we have divested;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to maintain, enforce and protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

◦	political instability, environmental hazards or natural disasters;

◦	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;

◦	duties, taxes and other charges;

◦	legal and regulatory matters;

◦	volatility in currency exchange rates;

◦	local business practices and political issues;

◦	potential delays or disruptions in shipping and transportation and related pricing impacts;

◦	disruption due to labor disputes; and

◦	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;

•	claims arising from our self-insurance;

•	our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party and company information;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	shareholder activism matters;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;

•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this report to reflect circumstances existing after the date of this report or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Brooke Wilson
(614) 415-6704	(614) 415-6042
apreston@lb.com	communications@lb.com